UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549
                     ____________________________________

                                    FORM 8-K/A

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of The
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 11, 2011


                              DATARAM CORPORATION
___________________________________________________________________________
            (Exact name of registrant as specified in its charter)

        New Jersey                 1-8266                       22-18314-09
___________________________________________________________________________
State or other jurisdiction        (Commission                (IRS Employer
of incorporation)                  File Number)         Identification No.)


     Route 571, P. O. Box 7258, Princeton, NJ                   08543-7528
___________________________________________________________________________
     (Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code:   (609) 799-0071
___________________________________________________________________________
       (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))









Item 1.01  Entry Into a Material Definitive Agreement.

     The Company amends its report on Form 8-K, filed May 12, 2011, to report that the sale of common stock and warrants described therein closed on May 17, 2011, resulting in net proceeds of approximately $3,000,000 to the Company.

Item 9.01 Financial Statements and Exhibits

 (c)  Exhibits

     5.1 Opinion of Dillon, Bitar & Luther, L.L.C. with respect to Common Stock and Warrants

     23(b) Consent of Dillon, Bitar & Luther, L.L.C. (contained in Exhibit
5.1)



                                 SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      DATARAM CORPORATION


                                 By:  MARK MADDOCKS

Date:     May 19, 2011                /s/ Mark Maddocks
                                      _____________________________________
                                      Mark Maddocks, Vice President-Finance
                                      and Chief Financial Officer